UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☒            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Capstead Mortgage Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXPLANATORY NOTE

Capstead Mortgage Corporation (“Capstead”) is filing the attached revised Definitive Proxy Statement on Schedule 14A related to its 2017 Annual Meeting of Stockholders to correct matters related to the voting choices on the proxy card with respect to proposal 1, the vote to elect eight directors to hold office until our next annual meeting of stockholders and until their successors are elected and qualified. This filing does not update any other information set forth in its proxy statement, which was originally filed with the Securities and Exchange Commission on April 7, 2017.

ANNUAL MEETING OF CAPSTEAD MORTGAGE CORPORATION

Date:	Wednesday, May 17, 2017
Time:	1:00 P.M. (Central Daylight Time)
Place:	8401 North Central Expressway, Suite 220, Dallas, Texas 75225-4404
See Voting Instruction on Reverse Side.

Please make your marks like this: ☒ Use dark black pencil or pen only

Board of Directors Recommends a Vote FOR proposals 1, 2 and 4 and FOR 1 year on proposal 3.

1:	Election of Directors

		For	Against	Abstain		Directors Recommend i
	01 John L. (Jack) Bernard	☐	☐	☐		For
	02 Jack Biegler	☐	☐	☐		For
	03 Michelle P. Goolsby	☐	☐	☐		For
	04 Gary Keiser	☐	☐	☐		For
	05 Christopher W. Mahowald	☐	☐	☐		For
	06 Michael G. O’Neil	☐	☐	☐		For
	07 Phillip A. Reinsch	☐	☐	☐		For
	08 Mark S. Whiting	☐	☐	☐		For

		For	Against	Abstain
2:	To approve on an advisory (non-binding) basis our 2016 executive compensation.	☐	☐	☐		For

3:	To hold an advisory (non-binding) vote on the frequency of stockholder votes on our executive compensation.	1 year ☐	2 years ☐	3 years ☐	Abstain ☐	1 Year

		For	Against	Abstain

4:	To ratify the appoinment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.	☐	☐	☐		For
	To attend the meeting and vote your shares in person, please mark this box.		☐
Authorized Signatures - This section must be completed for your instructions to be executed.

Please Sign Here	Please Date Above

Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Annual Meeting of Capstead Mortgage Corporation

to be held on Wednesday May 17, 2017

for Holders as of March 24, 2017

This proxy is being solicited on behalf of the Board of Directors

VOTED BY:
INTERNET		TELEPHONE
Go To		866-256-1193
www.proxypush.com/CMO
• Cast your vote online. • View Meeting Documents.	OR	• Use any touch-tone telephone.
• Have your Proxy Card/Voting Instruction Form ready.
• Follow the simple recorded instructions.
MAIL
OR • Mark, sign and date your Proxy Card/Voting Instruction Form.
• Detach your Proxy Card/Voting Instruction Form.
• Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Phillip A. Reinsch, as proxy, with full power of substitution and revocation, and authorizes each of them to vote all the shares of capital stock of Capstead Mortgage Corporation that the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES IN ITEM 1, FOR THE PROPOSALS IN ITEMS 2 AND 4 AND FOR 1 YEAR ON PROPOSAL 3.

All votes must be received by 5:00 P.M., Eastern Time, May 16, 2017.
PROXY TABULATOR FOR CAPSTEAD MORTGAGE CORPORATION P.O. BOX 8016 CARY, NC 27512-9903

EVENT #
CLIENT #

Revocable Proxy — Capstead Mortgage Corporation Annual Meeting of Stockholders May 17, 2017 1:00 p.m. (Central Daylight Time) This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Phillip A. Reinsch with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of Capstead Mortgage Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders on Wednesday, May 17, 2017 at 1:00 p.m. on the second floor of Capstead’s office tower at 8401 North Central Expressway, Suite 220, Dallas, Texas 75225-4404, and any and all adjournments thereof, as set forth below.

This proxy is revocable and will be voted as directed. However, if no instructions are specified, the proxy will be voted FOR the election of the director nominees specified in item 1, FOR the proposals in items 2 and 4 and FOR 1 year on proposal 3.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)